Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2005

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

650 Townsend Street

Suite 475

San Francisco, California 94103

(Address of Principal Executive Offices, Including Zip Code)

(415) 568-9800

(Registrant’s Telephone Number, Including Area Code)

139 Townsend Street, San Francisco, California 94107

(Former Address Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A is filed as Amendment No. 1 to the Current Report on Form 8-K filed by Micromuse under Items 2.01 and 9.01 on August 4, 2005, to report the completion of the acquisition described below. This amendment is being filed to include the financial information required under Item 9.01

As previously reported, on August 1, 2005, Micromuse Inc. completed its acquisition of GuardedNet, Inc., a privately held software company based in Atlanta, Georgia, pursuant to an Agreement and Plan of Merger dated as of June 30, 2005 by and among Micromuse Inc., Brinks Acquisition, Inc. (a subsidiary of Micromuse) and GuardedNet, Inc. Subject to the terms of the merger agreement, the purchase price was $16.2 million in cash.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial Statements of GuardedNet, Inc.:

•	Reports of Independent Registered Public Accounting Firms

•	Consolidated Balance Sheets at June 30, 2005 (unaudited), and December 31, 2004 and 2003

•	Consolidated Statements of Operations for the six months ended June 30, 2005 and 2004 (unaudited) and the years ended December 31, 2004 and 2003

•	Consolidated Statements of Stockholders’ Equity (Deficit) for the six months ended June 30, 2005 (unaudited) and the years ended December 31, 2004 and 2003

•	Consolidated Statements of Cash Flows for the six months ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004 and 2003

•	Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information.

•	Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 2005

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2005

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2004

(d)	Exhibits

Exhibit Number	Description

2.2	Agreement and Plan of Merger by and among Micromuse Inc., Brinks Acquisition, Inc., (subsidiary of Micromuse) and GuardedNet, Inc. (incorporated by reference from Exhibit 2.2 to Form 8-K filed by Micromuse on July 1, 2005).

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Independent Registered Public Accounting Firm.

99.1	GuardedNet’s historical audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004, and GuardedNet’s historical unaudited interim condensed consolidated financial statements as of June 30, 2005 and for the six-month periods ended June 30, 2005 and 2004.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.

Date: October 11, 2005	By:	/s/ Nell O’Donnell
Name: Nell O’Donnell
Title: Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.2	Agreement and Plan of Merger by and among Micromuse Inc., Brinks Acquisition, Inc., (subsidiary of Micromuse) and GuardedNet, Inc. (incorporated by reference from Exhibit 2.2 to Form 8-K filed by Micromuse on July 1, 2005).

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Independent Registered Public Accounting Firm.

99.1	GuardedNet’s historical audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004, and GuardedNet’s historical unaudited interim condensed consolidated financial statements as of June 30, 2005 and for the six-month periods ended June 30, 2005 and 2004.

99.2	Unaudited pro forma condensed combined financial statements.